PALL Pall Corporation

Better Lives. Better Planet. SM



Innovative technology. Winning strategy. Delivering value.

Larry Kingsley
Chairman & CEO, Pall Corporation

RW Baird Industrial Conference
November 10, 2014

Forward-Looking Statements

The matters discussed in this presentation contain "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that address activities, events or developments that the Company or management intends, expects, projects, believes or anticipates will or may occur in the future. All statements regarding future performance, earnings projections, earnings guidance, management's expectations about its future cash needs, dilution from the disposition or future allocation of capital and effective tax rate, and other future events or developments are forward-looking statements.

Forward-looking statements are those that use terms such as "may," "will," "expect," "believe," "intend," "should," "could," "anticipate," "estimate," "forecast," "project," "plan," "predict," "potential," and similar expressions. Forward-looking statements contained in this and other written and oral reports are based on management's assumptions and assessments in light of past experience and trends, current conditions, expected future developments and other relevant factors.

The Company's forward-looking statements are subject to risks and uncertainties and are not guarantees of future performance, and actual results, developments and business decisions may differ materially from those envisaged by the Company's forward-looking statements. Such risks and uncertainties include, but are not limited to, those discussed in Part I, Item 1A, "Risk Factors" in the 2014 Form 10-K, and other reports the Company files with the Securities and Exchange Commission, including: the impact of disruptions in the supply of raw materials and key components from suppliers, including limited or single source suppliers; the impact of terrorist acts, conflicts and wars or natural disasters; the extent to which special U.S. and foreign government laws and regulations may expose the Company to liability or impair its ability to compete in international markets; the Company's ability to maintain, implement, manage and integrate effective information technology systems, software or technologies and protect them from a breach in security, damage or interruption; the impact of economic, political, social and regulatory instability in emerging markets, and other risks characteristic of doing business in emerging markets; fluctuations in foreign currency exchange rates and interest rates; the impact of a significant disruption in, or breach in security of, the Company's information technology systems, or the failure to implement, manage or integrate new systems, software or technologies successfully; the Company's ability to successfully complete or integrate acquisitions; the Company's ability to develop innovative and competitive new products; the impact of global and regional economic conditions and legislative, regulatory and political developments; the Company's ability to comply with a broad array of regulatory requirements; the loss of one or more members of the Company's senior management team and its ability to recruit and retain qualified management personnel; changes in the demand for the Company's products and the maintenance of business relationships with key customers; changes in product mix and product pricing, particularly with respect to systems products and associated hardware and devices for the Company's consumable filtration products; product defects and unanticipated use or inadequate disclosure with respect to the Company's products; the Company's ability to deliver its backlog on time; increases in manufacturing and operating costs and/or the Company's ability to achieve the savings anticipated from its structural cost improvement initiatives; the impact of environmental, health and safety laws and regulations and violations; the Company's ability to enforce patents or protect proprietary products and manufacturing techniques; costs and outcomes of pending or future litigation and the availability of insurance or indemnification rights; changes in the Company's effective tax rate; the impact of potential labor disruptions; the Company's ability to compete effectively in domestic and global markets; and the effect of the restrictive covenants in the Company's debt facilities. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company makes these statements as of the date of this disclosure and undertakes no obligation to update them, whether as a result of new information, future developments or otherwise.

Management uses certain non-GAAP measurements to assess the Company's current and future financial performance. The non-GAAP measurements do not replace the presentation of the Company's GAAP financial results. These measurements provide supplemental information to assist management in analyzing the Company's financial position and results of operations. The Company has chosen to provide this information to facilitate meaningful comparisons of past, present and future operating results and as a means to emphasize the results of ongoing operations. Reconciliations of the non-GAAP financial measures used throughout this presentation to the most directly comparable GAAP measures appear at the end of this presentation in the Appendix and are also available on Pall's website at www.pall.com/investor.

Agenda

- 12:15 – 12:20pm Larry Kingsley – Introduction
- 12:20 – 12:45pm Ruby Chandy – Pall Industrial
- 12:45 – 1:10pm Yves Baratelli – Pall Life Sciences
- 1:10 – 1:35pm Martin Smith – Pall Technology
- 1:35 – 1:40pm Larry Kingsley – Conclusion
- 1:40 – 2:00pm Q&A

Technology Leader in Filtration, Separation & Purification

- **Pall Solutions:**
  - We filter and purify **valuable fluids**
  - We protect **valuable equipment and processes**
  - We recover **valuable solids**
- **Highly Attractive Business Model**
  - Differentiated, high-technology products
  - Nearly 90% of sales from consumables
  - Strong moat
  - Focused on high-growth end markets
  - Strong channel with global reach
  - Recognized, respected brand
- **Substantial Margin Expansion Opportunities**
  - Operational improvements
  - Cost actions
- **Good Cash Generation Capacity and Solid Balance Sheet**



Pall's Stax™ Depth Filter System, utilizing Seitz® media and the Supradisc™ II module design is scalable for demanding pre-filtration and clarification needs in lab, pilot and process scale biopharmaceutical applications

Strong organic opportunity

Revenue and Operating Profit

FY 2014 Revenue


Life Sciences Consumables
$1,329 / +10%
Industrial Consumables
$1,115 / +3%
48%
40%
4%
8%
Life Sciences Systems
$125 / +13%
Industrial Systems
$220 / -8%

Life Sciences:	$1,454 / +11%
Industrial:	1,335 / +1%
Total Sales:	**$2,789 / +6%**

Operating Margin Progression


20%
15%
10%
5%
0%
15.4%
16.5%
17.0%
17.7%
18.3%
2010
2011
2012
2013
2014

Significant operating margin improvement . . . and more expected

Dollars in millions, from continuing operations

Percentages outside pie charts and at bottom of page represent sales change excluding FX. Percentages inside pie charts represent percent of total sales

A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix

PALL Pall Corporation

*Better Lives. Better Planet.*SM



Pall Industrial

Ruby Chandy
President, Pall Industrial

RW Baird Industrial Conference
November 10, 2014

Pall Industrial Overview

Our Solutions:

- We filter and purify **valuable fluids**
- We protect **valuable downstream assets and environment**
- We retrieve **valuable components**
- We help our customers optimize their processes

Pall Differentiators:

- Customer intimacy
- Deep applications knowledge
- Innovation
- Global reach and support
- Customer service, quality, delivery

Technology leader in filtration, separation and purification



Process



Aerospace



Microelectronics

Pall Industrial Markets

Process Technologies



Markets
- Oil and Gas
- Chemicals
- Power Generation
- Mining
- Drinking / industrial / mobile water
- Nuclear
- Primary metals
- In Plant / Automotive

Focus Areas
- Lube and hydraulics
- Process filtration & separation
- Industrial Water

Aerospace



Markets
- Commercial aerospace
- Military aerospace
- Marine

Focus Areas
- Fuel and hydraulic purification
- Air filtration

Microelectronics



Markets
- Semiconductors
- Displays
- Data storage
- Ink jet
- Photovoltaics
- High brightness LEDs

Focus Areas
- Gases
- Chemicals

End markets with growth potential

Pall Industrial Global Trends and Drivers

Higher Consumerism in Emerging Markets


Population:
7 Billion
by 2020

By 2020
- 4.8bb people reach middle class
- 65% of growth is in India/China

Impact to Pall
- High plastics and energy consumption
- Data consumption growth
- Growth in Commercial Aerospace

New Infrastructure in Developed Economies



By 2020
- Large investments in aging infrastructure: power, construction and water
- Environmental constraints
- Conservation and re-use

Impact to Pall
- Environmental contamination control and needs
- Longer useful life & higher reliability equipment
- Cost-effective & space-efficient equipment solutions

Growing Demand for Primary Materials



By 2020
- Industrialization of emerging economies
- Need for extracted minerals and ores
- U.S. shale gas boom drives U.S. and downstream investment
- Needs for better technology and processes to overcome water scarcity

Impact to Pall
- Longer reliability and life equipment & solutions
- More efficient technologies for industrial water management
- Lower maintenance equipment
- Higher power needs

References:

Bain and Company, "The Great Eight", Sep 2011, http://www.bain.com/publications/business-insights/eight-great-macro-trends.aspx

Michael Weiss, "Global Macro Trends, Romania Gas Forum" AT Kearney, Nov 2013, http://www.petroleumclub.ro/downloads/RoGasForum/2013/MichaelWeiss.pdf

FY 2014 Pall Industrial Global Revenue

Revenue By Market



Process Technologies
$576
0%
43%
Microelectronics
$303
+14%
23%
18%
Aerospace
$236
-1%
16%
Systems
$220
-8%

Revenue By Region



Asia
$483
+2%
36%
34%
Americas
$454
+6%
30%
Europe
$398
-5%

Total Industrial $1,335; +1%

Dollars in millions, from continuing operations

Percentages outside of pies represent growth rates excluding FX. Percentages inside pies represent % of total.

A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix

Process Technologies Strategy

Industry Dynamics

- Energy - Growth in oil and natural gas sector driving downstream expansion
- Machinery and Equipment - Expansion in auto manufacturing and in-plant asset utilization

Focus Initiatives

- Leverage advantaged applications
- Innovate to expand
  - unconventional oil and gas
  - lube & hydraulic
- Increase emerging markets penetration
- Focus on strategic accounts, EPC firms, and original equipment manufacturers
- Rationalize low margin families



Pall Aria™ Water Treatment System



Pall Athalon™ Filter



Medallion™ Liquid/Liquid Coalescer



Ultipleat® High Flow Filter

Focused markets and rationalized product strategy to achieve profitable growth

Process: Investing in Growth Applications

Shale oil and gas feedstocks

- 150 projects; $100bb capex
- Production of natural gas and liquids growing at >10% CAGR globally
- Driving $81bb in chemical output
- $31bb 3 year investment in separations-intensive ethylene plants
- Customer needs for filtration
  - Improve reliability and performance
  - Extend materials life
  - Extend cleaning cycles
  - Reduce maintenance

Ethylene Manufacturing



Processed Shale Gas Feed
Burner Feed Gas
Furnace
Oil Quench
Water Quench
Compressor Stages
Contamination Removal
Gas Product Mixture to Downstream Processes
Fuel Oil
Oil / Water Separator
Catalytic Reactor
To Downstream Chemical Plants
Steam Generator



U.S. Chemical Capacity Additions



Million Metric Tons
40
30
20
10
0
2000
2003
2006
2009
2012
2015
2018
2021
2024

Pall brings broadest product platforms, applications expertise, value added solutions and global reach



Aerospace Strategy

Industry Dynamics

- Lowest cost solutions
- Increased safety and reliability
- Sustainable performance

Focus Initiatives

- Expand channels through Supplemental Type Certificate (STC) product acceptances
- Focused innovation and ***PURE***air product expansion
- Expand maintenance, repair and overhaul (MRO)
- Superior service & on-time delivery – Delight the Customer





PUREair – Active Vortex Tube



Ultipleat® Filter Element



AT32 Freshwater Generator

Markets

- Commercial
- Military
- Marine

Expand with new channels and a full service portfolio

Aerospace: Investing to advance product portfolio

Pall Aerospace PUREair Products

- Vortex tube systems: 4th generation technology resulting in 2% better overall engine performance
  - Light weight nano-technology materials
  - Optimized tube geometry
- Dry barrier filters: advanced synthetic media resulting in 40% lower weight per element
  - 1st commercially available dry barrier filter eliminates harsh cleaning solvents and re-oiling procedures
  - 30 minute PB product maintenance cycle reduces filter downtime by 97.9%
- Lowest acquisition & lifecycle costs – over 10% savings on average
- Eight new products planned for the next 18 months


Scavenge air with contaminant
Vortex generator
Clean air out
Dirty air in
Outlet tube


PA100 for AS350/EC130 helicopters




PB110D for Bell 407/206L Helicopters

PUREair
FEATURING PALL TECHNOLOGY
Aerospace



Microelectronics Strategy

Industry Dynamics

- Increasing chip complexity drives Pall innovation for cleaner and more retentive products

Focus Initiatives

- Grow strategic account share by becoming specified at advanced nodes
- Continue to develop leading edge semiconductor-enabling technologies
  - New membranes and media
  - Improved device configurations
  - Novel gas purification materials
  - Advanced detection technology
- Leverage our broad application knowledge to win in new markets as the industry undergoes digital convergence







Continued focus on new products and high-growth end markets

MicroE: Investing in Innovation and Operations Enablement

Tsukuba, Japan

- State-of-the-Art Manufacturing to serve Asia
- ISO Class 1 Clean Room in Tsukuba, Japan
- Customer Visits: ***"Tsukuba facility now looks like a Semiconductor Fab"***

Tailored application-specific solutions from membrane to device

- Industry leading retention and cleanliness
- Metals < 3.5 ug / filter
- Material science combined with advanced operations procedures to yield enabling solutions

Increased Integrated Circuit Complexity

- Lithography most critical step
- Filter usage increasing by 25%
- Recent specification win: ***"Your advanced Lithography product has increased our yield > 1%"***







Pall Industrial Strategy



Segment Margin
25%
20%
15%
10%
5%
0%
13.7%
14.0%
16.0%
16.4%*
20%
FY11
FY12
FY13
FY14
FY15
FY16
FY17 Goal

Revenue Growth	FY11	FY12	FY13	FY14
	14.5%	6.4%	-5.6%	Flat

Growth-Fueled Leverage

- Innovation drives growth
- Share gain in major accounts
- Penetration in high growth regions
- Continued focus on cost efficiency

Perform ahead of our markets and maximize return in a slow growth environment

From continuing operations

** Includes FSI inventory step-up*

A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix

PALL Pall Corporation

Better Lives. Better Planet.SM



Pall Life Sciences

Yves Baratelli
President, Pall Life Sciences

RW Baird Industrial Conference
November 10, 2014



Pall Life Sciences Overview

Our Filtration Solutions

- We filter & purify **valuable biological fluids**
- We protect **patients from pathogens**
- We help our customers **optimize their processes**

Pall Differentiators

- Customer intimacy
- Deep applications and regulatory knowledge
- Innovation
- Global reach
- Quality & safety focus

Technology leader in filtration, separation and purification



BioPharmaceuticals



Medical



Food & Beverage

Life Sciences Markets Served

BioPharmaceuticals



Process
- Biotech
- Biologics (Vaccines & Plasma)
- Classic Pharmaceuticals

Process Monitoring
- Pharma QC
- Protein Characterization

Laboratory Research Tools
- Core Lab
- OEM Diagnostics/Materials
- Laboratory QC

Medical



OEM Healthcare
- Filter Device (OEM)
- Cell Therapy (OEM)
- Cardiovascular (OEM)
- Infusion Therapy (OEM)

Hospital Infection Control
- Water (Point Of Use)
- Respiratory Care
- Cell Therapy (Direct)
- Infusion Therapy (Direct)

Food & Beverage



Markets
- Beer
- Wine & Spirits
- Alcohol Free Beverages (AFB)
- Food & Dairy

Emerging Focus Areas
- Food Safety
- Laboratory QC

Life Sciences Market Drivers and Growth Potential

Growth in Biological-Based Drugs & Manufacturing



By 2020
- Biologics spend to reach $300bb[1]
- Reduced development time for biological drugs and reduced COGS required

Impact to Pall
- Focus on complete solutions to cover the full biological drug development and manufacturing process with focus on yield and regulatory effectiveness
- **Focus on Single-Use Technology**

Increase in Healthcare Spend



By 2020
- Continued mid-single digit growth[2]

Impact to Pall
- Increased need for effective products and solutions for Medical and BioPharm applications, including cell therapy

Lower Growth in Beverage Market



For the foreseeable future
- CAGR for consumption in Pall beverage markets is similar to global GDP growth[3]

Impact to Pall
- Volume is in the developed nations, the growth in the developing

(1) EvaluatePharma, "World Preview 2014, Outlook to 2020"
(2) "Deloitte Global Health Care Sector Report, 2014"
(2) Euromonitor International, MarketLine Industry Profile, "Global Beverages", Dec. 2013

FY 2014 Pall Life Sciences Global Revenue

Revenue By Market


BioPharmaceuticals
$918
+12%
63%
13%
16%
8%
Food & Beverage
$185
+6%
Systems
$125
+13%
Medical
$226
+7%

Revenue By Region


Europe
$743
+13%
51%
19%
30%
Asia
$276
+10%
Americas
$435
+7%

Total Life Sciences $1,454; +11%

Dollars in millions, from continuing operations

Percentages outside of pies represent growth rates excluding FX. Percentages inside pies represent % of total

A reconciliation of Non-GAAP Financial Measures in this presentation to their GAAP Counterparts is provided in the Appendix

Biologics are relieving pain and suffering or even curing diseases that a decade or two ago were considered lethal



Cancer



Arthritis

Market Trend:

- Highly targeted medicine based on "large" proteins
- Seven of the Top10 selling drugs are protein-based
- CAGR until 2020 is high single-digit for protein-based drugs versus low single digit for conventional (small molecule) drugs
- Full impact from genomics revolution still to come

Pall Opportunity:

- Proteins cannot withstand conventional conditions used for sterilization
- Filtration and separation technologies are key enablers in every step of the process
- Providing the technology in a single-use format further increases the opportunity



Where does Pall generate revenue? Through partnership with customers from discovery to production



Discovery and process development tools



Scale up and small scale manufacturing (clinical trials)



Commercial Scale Manufacturing









10 – 20 years from discovery to full commercialization!



Biologics Manufacturing and Regulatory Processes



Process Monitoring
Media
Culture Media Filtration
Bioreactor & Mixer
Air & Venting
Cell Separation & Clarification
Ultrafiltration Depth Filtration
Chromatography
Ultrafiltration Depth Filtration
Virus Filtration
DNA Removal
Final Filtration
Filtration Only
Depth Filtration
Ultrafiltration/Microfiltration
Chromatography

- Multiple step process with filtration and separation requirements at each stage
- Driven by manufacturing volume and the number of steps in each process
- **Increasing adoption of Single-Use Technology**

Strategy: Pall is in every step of the process

BioPharmaceuticals Strategy

Grow Consumables Business

- Working closely with customers, leveraging our application, process, and regulatory know-how
- Geographic expansion
- Leverage SUT acquisitions (Medistad, SoloHill, and ATMI LS)
- **Provide end-to-end solutions**

Broaden Portfolio

- M&A
- Line extensions
- Other adjacencies (*e.g.*, lab products for life sciences research, instrumentation/ consumables)



Single-Use Filter Modules



XRS 20 Bioreactor System is a single-use benchtop scale bioreactor system for mammalian cell culture applications



Allegro™ 3D Biocontainers



Integrity PadMixer™ is a single-use, manufacturing scale mixer



HyperCel STAR AX is a scalable anion exchange chromatography sorbent for protein capture at moderate to high salt conductivity, typical of undiluted biological feedstocks

Continue to capitalize on technology and market leadership, leveraging our recent acquisitions

Medical Strategy

- Leverage strong position as a niche provider of **Prevention and Protection** Products to Patient
- Geographic expansion, including OEM channel
- Deploy technical know-how to new applications targeting reduction of **Hospital Acquired Infections**

Pall Medical Direct


Respiratory Care


Water Hospital


Laparo Surgery


Water Consumer


Infusion Therapy


Cell Therapy

Pall Medical OEM


Surgical Gas


Cell Therapy


Membranes


Infusion Therapy


Cardiovascular


Pharmacy

Food & Beverage Strategy

- Geographic expansion
- Food safety / quality control
- Technology extension
- Dairy
- Continuous processing


Primary Processing
Clarification
Separation, Concentration
Product Refinement
Purification
Concentration, Adsorption, Chromo
Product Packaging
Final Filtration
Polishing, 'Sterile'
Service Media Management / Process Control & Monitoring


Beer
Changing the game
Clarify
Stabilize
Protect

PALL Pall Corporation

Better Lives. Better Planet. SM



Technology

Martin Smith, PhD
Chief Technology Officer

RW Baird Industrial Conference
November 10, 2014

Product Development Engine



Vision for Technology:

"Product Development Engine" that quickly and effectively generates robust, differentiated, quality products meeting customers' needs and contributing significantly to our growth and margin with minimal capital requirements



Investing in Innovation

R&D Spend



$120
$100
$80
$60
$40
$20
$0
$69
$81
+17%
$83
+3%
$94
+14%
$103
+9%
2010
2011
2012
2013
2014

Recent Examples

- We introduced 33 new products in FY 2014 while taking steps to rationalize our current product portfolio.



Single use Pall XRS 20 Bioreactor for the cultivation of mammalian cells



PhotoKleen™ EZD-2X photo lithography chemical filter, utilizing our new 2 nm HDPE membrane

Nearly 50% increase in R&D investment since 2010

Dollars in millions, from continuing operations
Percentages inside bars represent percent change year-over-year

Fundamentals of Filtration

- Media is the functional entity driving performance specificity to any filtration & separations event:
  - Size exclusion
  - Adsorption (*e.g.* charge interactions)
  - Concentration
  - Molecule rejection or repellency
- Approximately ¾ of all Pall revenue is generated by products containing media in one form or another



Media & Materials – Enabling Pall Product Differentiation

PATENTS

Underlying Media Technologies

Membranes



Polymer Fibers



Ceramics



Inorganic Fibers



Resins



Value Added Enhancements

- Chemistry & Treatment
- Pleating & Encapsulation
- Lamination & Composites
- Claims Support

Feeding 100s of Unique Formats and End User Applications



Media Technology Enhances Our Position

"Taking share while building the moat"



Competition
Pall Position
Product Channel
Applications
Excellence in Supply
Regulatory
Novel Filter Formats/IP
Media IP
Ultimate Barriers

Innovation is Accelerating at Pall



274
155
62
52
23
16
14
24
32
57
2010
2011
2012
2013
2014
Invention Disclosures Submitted
Original Patent Applications Filed

>60% of Pall 2014 patent filings represent new Media structures, chemistry and process treatments

Pall Materials Science – Driving to Game Change Performance


2012-2014
The Age of Product Development
Enterprise Efficiency
2013-2016
The Age of Technology Consolidation
Drive From Status Quo
2014-2018
The Age of Game Change Materials
Total Materials Ownership & Transformation
A True Materials Science Ambition

Materials Science Leadership is Grounded in Technology Fundamentals


Differentiated Performance
Properties
Structure
Process
Characterization

Media R&D Evolution is Dictated by Market Trend Requirements

Market Needs
- Faster
- Cleaner
- Finer
- Low Fouling
- Application Specific
- Device Compatible
- Regulatory Compliant
- Measurable
- Controlled & Resistant Materials

Growing Pall Toolbox

Pore Sizes
Thickness
Devices
Chemistry
Metrology
Polymers
Processes
Graded
Laminates

Internal Infrastructure and Technology Combined with External Collaboration

Pall Media



- Nylon
- Asymmetric
- PTFE
- Ultrafiltration
- Melt blown
- Glass Fiber
- Sulfone
- Cellulose
- PVDF

A World Class Development Chain


Research
Development
Manufacturing

New materials mobilization

- Invention is only as good as the ensuing development stages
- Full interconnectivity between Research, Development and Manufacturing groups
- Manufacturing impact is woven into our invention cadence – e.g., scale up, costs, equipment utilization prediction, QA
- IP generated at all stages of the chain

Keys to Winning in the Filtration Space


Category
Win
Retention
Throughput



- Deep understanding of the customers' needs
- Filtration media with category winning performance
- Surface chemistry
- Metrology to guide product development and validate performance
- Geometry for highest effective filtration area
- Device design and engineering with ease-of-use focus
- Design for manufacturing
- Understanding regulatory requirements

Targeted rapid development to create category winners

Novel Pall Materials – Break Out Filtration Performance



Self Assembly expected to drive new performance curve
▪ Step out flux vs. retention
▪ Smaller pore sizes, Polymer flexibility
▪ Greater manufacturing consistency
25 Pall Patent Applications Filed in 2014
Performance
Phase Inversion maturing technology
▪ Flux - Retention trade-off
▪ Limited polymers, pore sizes
PTFE
Nylon
1st self assembly patents
patents
700
600
500
400
300
200
100
0
1950-1970
1971-1975
1976-1980
1981-1985
1986-1990
1991-1995
1996-2000
2001-2005
2006-2010
2011-2015



Best in Class Filter Design – Research and Development

- Novel media housed within novel filter formats (“media packaging”)
- Right Media + Right Filter = Optimized Application Performance
- Many functional considerations – polymers, sealing, integrity testing, applications claim support
- End user Systems compatible




Scavenge air
with contaminant
Vortex generator
Dirty
air in
Outlet tube

















State of the Art Technology Infrastructure

- Full pilot line capabilities
- Automated testing and metrology
- High throughput platforms
- Microscopy
- In situ filter imaging
- 3D Printing & rapid prototyping
- Proprietary methods and analytics













Development pace, accuracy and informed decision-making

R&D Investment Focus

- Innovative media with category winning performance
- Easy to use, innovative filter and device formats
- Instrumentation that enables further BioPharm penetration
- State of the art metrology
- Expand single-use systems


Category
Win
Retention
Throughput







PALL Pall Corporation

*Better Lives. Better Planet.*SM



Innovative technology. Winning strategy. Delivering value.

Larry Kingsley
Chairman & CEO, Pall Corporation

RW Baird Industrial Conference
November 10, 2014

Our Vision Forward: Industry Best in Class


Industry Leading Customer Service Metrics
Reducing Cost To Serve
Improving Capital Efficiency
Accelerating Growth
▪ Share Gain
▪ Focus on high-growth Markets
Acquisitions
Driving Return on Capital

Pall Corporation

Better Lives. Better Planet.SM



Q&A



Appendix

Appendix: Full Year Industrial Sales By Market & Technology
Reconciliation of Non-GAAP Financial Measures

	Full Year FY14	Full Year FY14 Estimated Impact of FX	Full Year FY14 Estimate Excluding FX	Full Year FY13	% Change Excluding FX
Consumables Sales:					
Process Technologies	$ 576,062	$ (5,969)	$ 582,031	$ 584,125	-0.4%
Aerospace	236,480	2,233	234,247	237,371	-1.3%
Microelectronics	303,116	(9,912)	313,028	275,684	13.5%
Consumables Total	**$ 1,115,658**	**$ (13,648)**	**$ 1,129,306**	**$1,097,180**	**2.9%**
Systems Sales	**$ 219,820**	**$ (2,499)**	**$ 222,319**	**$ 241,508**	**-7.9%**
Total Industrial	**$ 1,335,478**	**$ (16,147)**	**$ 1,351,625**	**$1,338,688**	**1.0%**
Total Pall	**$ 2,789,147**	**$ (10,556)**	**$ 2,799,703**	**$2,648,063**	**5.7%**

Dollars in thousands, from continuing operations

Appendix: Full Year Life Sciences Sales By Market & Technology Reconciliation of Non-GAAP Financial Measures

	Full Year FY14	Full Year FY14 Estimated Impact of FX	Full Year FY14 Estimate Excluding FX	Full Year FY13	% Change Excluding FX
Consumables Sales:					
BioPharmaceuticals	$ 917,542	$ 5,569	$ 911,973	$ 812,328	12.3%
Food & Beverage	185,223	(2,283)	187,506	177,633	5.6%
Medical	226,039	2,401	223,638	208,544	7.2%
Consumables Total	**$ 1,328,804**	**$ 5,687**	**$ 1,323,117**	**$ 1,198,505**	**10.4%**
Systems Sales Total	**$ 124,865**	**$ (96)**	**$ 124,961**	**$ 110,870**	**12.7%**
Total Life Sciences	**$ 1,453,669**	**$ 5,591**	**$ 1,448,078**	**$ 1,309,375**	**10.6%**

Dollars in thousands, from continuing operations

Appendix: Full Year Sales By Segment & Region Reconciliation of Non-GAAP Financial Measures

	Full Year FY14	Full Year FY14 Estimated Impact of FX	Full YEar FY14 Estimate Excluding FX	Full Year FY13	% Change Excluding FX
Life Sciences Sales:					
Americas	$ 435,132	$ (8,297)	$ 443,429	$ 416,170	6.5%
Europe	742,512	30,222	712,290	627,647	13.5%
Asia	276,025	(16,334)	292,359	265,558	10.1%
Life Sciences Total	**$ 1,453,669**	**$ 5,591**	**$ 1,448,078**	**$ 1,309,375**	**10.6%**
Industrial Sales:					
Americas	$ 453,990	$ (5,435)	$ 459,425	$ 433,316	6.0%
Europe	397,917	13,405	384,512	406,868	-5.5%
Asia	483,571	(24,117)	507,688	498,504	1.8%
Industrial Sales	**$ 1,335,478**	**$ (16,147)**	**$ 1,351,625**	**$ 1,338,688**	**1.0%**
Total Pall	**$ 2,789,147**	**$ (10,556)**	**$ 2,799,703**	**$ 2,648,063**	**5.7%**

Dollars in thousands, from continuing operations

Appendix: Full Year Operating Profit Reconciliation of Non-GAAP Financial Measures

	Full Year FY14	Full Year FY13	Full Year FY12	Full Year FY11	Full Year FY10
Life Sciences segment profit	$357,129	$319,271	$319,312	$292,503	$234,130
Industrial segment profit	219,172	214,798	198,747	182,749	155,377
Total segment profit	**$576,301**	**$534,069**	**$518,059**	**$475,252**	**$389,507**
General corporate expenses	(67,200)	(66,640)	(64,114)	(61,125)	(53,411)
Operating profit	**$509,101**	**$467,429**	**$453,945**	**$414,127**	**$336,096**
% of Sales	*18.3%*	*17.7%*	*17.0%*	*16.5%*	*15.4%*
ROTC	40,154	40,182	66,858	26,505	17,664
Interest expense, net	17,532	15,621	20,177	18,903	14,324
Loss on extinguishment of debt	-	-	-	-	31,513
Earnings before income taxes from continuing operations	**$451,415**	**$411,626**	**$366,910**	**$368,719**	**$272,595**
Industrial segment profit % (1)	**16.4%**	**16.0%**	**14.0%**	**13.7%**	**13.3%**

Dollars in thousands, from continuing operations

(1) Industrial segment profit percentage is calculate as industrial segment profit divided by industrial sales.